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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K/A


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




               Date of report (Date of earliest event reported):
                               December 31, 1997





                             UNION ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




          Missouri                     1-2967                   43-0559760
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)





                1901 Chouteau Avenue, St. Louis, Missouri  63103
             (Address of principal executive offices and Zip Code)




       Registrant's telephone number, including area code: (314) 621-3222
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ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS

                Reference is made to Registrant's Current Report Form 8-K dated December 31, 1997 (the "December 31, 1997 8-K"), as filed with the Securities and Exchange Commission on January 2, 1998. During the preparation of the December 31, 1997 8-K Exhibits 99-2 and 99-3 for electronic filing with the Securities and Exchange Commission, certain columns of numbers were transposed and other formatting errors occurred.

                A complete copy of Exhibit 99-2, which includes corrected pages 11, 12, and 25 thereto, is attached hereto as Exhibit 99-2 and incorporated herein by reference.

                A complete copy of Exhibit 99-3, which includes corrected pages 7 and 9 thereto, is attached hereto as Exhibit 99-3 and incorporated herein by reference.

                Any references to Exhibits 99-2 and 99-3 in the December 31, 1997 8-K are deemed to refer to the versions of such Exhibits filed herewith.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS


                The copies of Exhibits 99-2 and 99-3 attached hereto supersede the December 31, 1997 8-K Exhibits 99-2 and 99-3 in their entirety.

                (a)  Exhibits.

                     Exhibit 99-2 - Ameren Corporation's Supplemental
                                    Consolidated Financial Statements.

                     Exhibit 99-3 - Ameren Corporation's Supplemental
                                    Consolidated Condensed Quarterly Financial
                                    Statements.



                                  SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       UNION ELECTRIC COMPANY
                                                            (Registrant)

                                                       By  /s/ James C. Thompson
                                                           ---------------------
                                                            James C. Thompson
                                                                Secretary



Date:  January 12, 1998




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                                Exhibit Index


Exhibit No.             Description
-----------             -----------
   99-2                 Ameren Corporation's Supplemental Consolidated
                        Financial Statements.

   99-3 Ameren Corporation's Supplemental Consolidated Condensed Quarterly Financial Statements.










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